Eaton Vance Management

Two International Place

Boston, MA  02110

(617)482-8260

www.eatonvance.com

May 2, 2012

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC  20549

Attention:  Office of Filings, Information & Consumer Services

RE:

Eaton Vance Mutual Funds Trust (File Nos. 811-04015 and 02-90946) (the “Registrant”)

on behalf of its series Eaton Vance Tax-Managed International Equity Fund

(“Tax-Managed International Equity Fund” or “Fund”)

Ladies and Gentlemen:

On behalf of the above-referenced Registrant for its series Tax-Managed International Equity Fund, transmitted herewith, pursuant to Rule 14a-6 under the Securities Exchange Act of 1934 and Regulation S-T, are preliminary copies of the Shareholder Letter, Notice of Meeting, Proxy Statement and form of Proxy (“proxy materials”) regarding a Special Meeting of Shareholders to be held on Friday, August 17, 2012.  The shareholders are being asked to consider the following proposals:

1.

To consider and act upon a proposal to approve a new Sub-Advisory Agreement for Tax-Managed International Equity Portfolio (the “Portfolio”) between Boston Management and Research (“BMR”) and Parametric Portfolio Associates LLC; and

2.

To consider and act upon a proposal to authorize BMR to select investment sub-advisers and enter into sub-advisory agreements for the Portfolio without obtaining shareholder approval to the extent permitted by applicable law.

We would appreciate receiving the Staff's comments, if any, as soon as possible so that the definitive proxy materials can be printed.

If you have any questions or comments concerning the foregoing or the enclosed, kindly call me at (617) 672-8520.

Very truly yours,

/s/ Timothy P. Walsh

Timothy P. Walsh, Esq.

Vice President